FINANCING INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2022
Financing Income Expenses Net
FINANCING INCOME (EXPENSES), NET

NOTE 14 – FINANCING INCOME (EXPENSES), NET

	Year ended December 31
	2022	2021

Interest and amortization expenses	33,741	(8,339)
Currency exchange differences	14,857	(9,667)
Changes in fair value of convertible loans	-	(107,518)
Bank charges and other finance expenses, net	(8,797)	(36,213)
	39,801	(161,737)